Exhibit 99.2

Merrill Lynch & Co., Inc.				Attachment I

Preliminary Unaudited Earnings Summary

	For the Three Months Ended			Percent Inc / (Dec)
	Sep. 26,	Jun. 27,	Sep. 28	3Q08 vs.	3Q08 vs.
(in millions, except per share amounts)	2008	2008	2007	2Q08	3Q07

Revenues
Principal transactions	$(6,573)	$(4,083)	$(5,761)	N/M	N/M	%
Commissions	1,745	1,811	1,860	(4)	(6)
Managed accounts and other fee-based revenues	1,395	1,399	1,392	(0)	0
Investment banking	845	1,158	1,277	(27)	(34)
Earnings from equity method investments	4,401	111	412	N/M	N/M
Other (1)	(2,986)	(1,875)	(1,114)	N/M	N/M
Subtotal	(1,173)	(1,479)	(1,934)	N/M	N/M

Interest and dividend revenues	9,019	7,535	15,636	20	(42)
Less interest expense	7,830	8,172	13,322	(4)	(41)
Net interest (loss)/profit	1,189	(637)	2,314	N/M	(49)

Revenues, net of interest expense	16	(2,116)	380	N/M	(96)

Non-interest expenses
Compensation and benefits	3,483	3,491	1,979	(0)	76
Communications and technology	546	566	499	(4)	9
Brokerage, clearing, and exchange fees	348	370	364	(6)	(4)
Occupancy and related depreciation	314	328	295	(4)	6
Professional fees	242	263	245	(8)	(1)
Advertising and market development	159	166	181	(4)	(12)
Office supplies and postage	48	55	54	(13)	(11)
Other	588	311	401	89	47
Payment related to price reset on common stock offering	2,500	-	-	N/M	N/M
Restructuring charge	39	445	-	(91)	N/M

Total non-interest expenses	8,267	5,995	4,018	38	106

Pre-tax loss from continuing operations	(8,251)	(8,111)	(3,638)	N/M	N/M

Income tax benefit	(3,131)	(3,477)	(1,258)	N/M	N/M

Net loss from continuing operations	(5,120)	(4,634)	(2,380)	N/M	N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(53)	(32)	211	N/M	N/M
Income tax (benefit)/expense	(21)	(12)	72	N/M	N/M
Net (loss)/earnings from discontinued operations	(32)	(20)	139	N/M	N/M

Net loss	$(5,152)	$(4,654)	$(2,241)	N/M	N/M

Preferred stock dividends	$2,319	$237	$73	N/M	N/M

Net loss applicable to common stockholders	$(7,471)	$(4,891)	$(2,314)	N/M	N/M

Basic loss per common share from continuing operations	(5.56)	(4.95)	(2.99)	N/M	N/M
Basic (loss)/earnings per common share from discontinued operations	(0.02)	(0.02)	0.17	N/M	N/M
Basic loss per common share	$(5.58)	$(4.97)	$(2.82)	N/M	N/M

Diluted loss per common share from continuing operations	(5.56)	(4.95)	(2.99)	N/M	N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.02)	(0.02)	0.17	N/M	N/M
Diluted loss per common share	$(5.58)	$(4.97)	$(2.82)	N/M	N/M

Average shares used in computing earnings per common share
Basic	1,339.0	984.1	821.6	36	63
Diluted	1,339.0	984.1	821.6	36	63

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.

Merrill Lynch & Co., Inc.		Attachment II

Preliminary Unaudited Earnings Summary

	For the Nine Months Ended
	Sep. 26,	Sep. 28,	Percent
(in millions, except per share amounts)	2008	2007	Inc / (Dec)

Revenues
Principal transactions	$(13,074)	$529	N/M	%
Commissions	5,445	5,360	2
Managed accounts and other fee-based revenues	4,249	4,025	6
Investment banking	2,920	4,315	(32)
Earnings from equity method investments	4,943	1,096	N/M
Other (1)	(6,310)	114	N/M
Subtotal	(1,827)	15,439	N/M

Interest and dividend revenues	28,415	42,804	(34)
Less interest expense	25,754	38,801	(34)
Net interest profit	2,661	4,003	(34)

Revenues, net of interest expense	834	19,442	(96)

Non-interest expenses
Compensation and benefits	11,170	11,564	(3)
Communications and technology	1,667	1,460	14
Brokerage, clearing, and exchange fees	1,105	1,020	8
Occupancy and related depreciation	951	833	14
Professional fees	747	716	4
Advertising and market development	501	536	(7)
Office supplies and postage	160	169	(5)
Other	1,212	1,055	15
Payment related to price reset on common stock offering	2,500	-	N/M
Restructuring charge	484	-	N/M

Total non-interest expenses	20,497	17,353	18

Pre-tax (loss)/earnings from continuing operations	(19,663)	2,089	N/M

Income tax (benefit)/expense	(7,940)	429	N/M

Net (loss)/earnings from continuing operations	(11,723)	1,660	N/M

Discontinued operations:
Pre-tax (loss)/earnings from discontinued operations	(110)	602	N/M
Income tax (benefit)/expense	(65)	206	N/M
Net (loss)/earnings from discontinued operations	(45)	396	N/M

Net (loss)/earnings	$(11,768)	$2,056	N/M

Preferred stock dividends	$2,730	$197	N/M

Net (loss)/earnings applicable to common stockholders	$(14,498)	$1,859	N/M

Basic (loss)/earnings per common share from continuing operations	(13.16)	1.75	N/M
Basic (loss)/earnings per common share from discontinued operations	(0.04)	0.48	N/M
Basic (loss)/earnings per common share	$(13.20)	$2.23	N/M

Diluted (loss)/earnings per common share from continuing operations	(13.16)	1.60	N/M
Diluted (loss)/earnings per common share from discontinued operations	(0.04)	0.43	N/M
Diluted (loss)/earnings per common share	$(13.20)	$2.03	N/M

Average shares used in computing earnings per common share
Basic	1,098.6	832.2	32
Diluted	1,098.6	916.3	20

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.

Merrill Lynch & Co., Inc.								Attachment III

Preliminary Segment Data (unaudited)

	For the Three Months Ended			Percent Inc / (Dec)			For the Nine Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	3Q08 vs.		3Q08 vs.	Sep. 26,	Sep. 28,	Percent
(dollars in millions)	2008	2008	2007	2Q08		3Q07	2008	2007	Inc / (Dec)

Global Markets & Investment Banking
Global Markets
FICC	$(9,943)	$(8,068)	$(5,764)	N/M	%	N/M %	$(21,389)	$(718)	N/M %
Equity Markets	6,030	1,727	1,581	249		281	9,640	6,115	58
Total Global Markets net revenues	(3,913)	(6,341)	(4,183)	N/M		N/M	(11,749)	5,397	N/M
Investment Banking (1)
Origination:
Debt	182	367	276	(50)		(34)	780	1,333	(41)
Equity	214	338	344	(37)		(38)	751	1,254	(40)
Strategic Advisory Services	354	317	385	12		(8)	1,046	1,181	(11)
Total Investment Banking net revenues	750	1,022	1,005	(27)		(25)	2,577	3,768	(32)
Total net revenues	(3,163)	(5,319)	(3,178)	N/M		N/M	(9,172)	9,165	N/M

Non-interest expenses before restructuring charge	2,833	2,929	1,434	(3)		98	9,119	9,633	(5)

Restructuring charge	18	311	-	N/M		N/M	329	-	N/M

Pre-tax (loss) / earnings from continuing operations	(6,014)	(8,559)	(4,612)	N/M		N/M	(18,620)	(468)	N/M

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	(5,996)	(8,248)	(4,612)	N/M		N/M	(18,291)	(468)	N/M

Pre-tax profit margin	N/M	N/M	N/M				N/M	-5.1%

Pre-tax profit margin, before restructuring charge	N/M	N/M	N/M				N/M	-5.1%

Global Wealth Management
Global Private Client
Fee-based revenues	$1,568	$1,591	$1,605	(1)		(2)	$4,784	$4,622	4
Transactional and origination revenues	729	897	989	(19)		(26)	2,552	2,915	(12)
Net interest profit and related hedges(2)	587	604	584	(3)		1	1,829	1,753	4
Other revenues	110	74	90	49		22	295	300	(2)
Total Global Private Client net revenues	2,994	3,166	3,268	(5)		(8)	9,460	9,590	(1)
Global Investment Management net revenues	241	193	270	25		(11)	733	836	(12)
Total net revenues	3,235	3,359	3,538	(4)		(9)	10,193	10,426	(2)

Non-interest expenses before restructuring charge	2,461	2,621	2,585	(6)		(5)	7,961	7,710	3

Restructuring charge	21	134	-	N/M		N/M	155	-	N/M

Pre-tax (loss) / earnings from continuing operations	753	604	953	25		(21)	2,077	2,716	(24)

Pre-tax (loss) / earnings from continuing operations, before restructuring charge	774	738	953	5		(19)	2,232	2,716	(18)

Pre-tax profit margin	23.3%	18.0%	26.9%				20.4%	26.1%

Pre-tax profit margin, before restructuring charge	23.9%	22.0%	26.9%				21.9%	26.1%

Corporate
Total net revenues	$(56)	$(156)	$20	N/M		N/M	$(187)	$(149)	(26)

Non-interest expenses before restructuring charge (3)	2,934	-	(1)	N/M		N/M	2,933	10	N/M

Restructuring charge	-	-	-	N/M		N/M	-	-	N/M

Pre-tax (loss) / earnings from continuing operations	(2,990)	(156)	21	N/M		N/M	(3,120)	(159)	N/M

Total
Total net revenues	$16	$(2,116)	$380	N/M		(96)	$834	$19,442	(96)

Non-interest expenses before restructuring charge	8,228	5,550	4,018	48		105	20,013	17,353	15

Restructuring charge	39	445	-	N/M		N/M	484	-	N/M

Pre-tax (loss) / earnings from continuing operations	(8,251)	(8,111)	(3,638)	N/M		N/M	(19,663)	2,089	N/M

Pre-tax profit margin	N/M	N/M	N/M				N/M	10.7%

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) A portion of Origination revenue is recorded in Global Wealth Management.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachment I and II.
(3) Includes expenses of $2.5 billion related to the Temasek reset payment and $425 million associated with the auction rate securities repurchase program.

Merrill Lynch & Co., Inc.				Attachment IV

Consolidated Quarterly Earnings (unaudited)		(in millions, except per share amounts)

	3Q07	4Q07	1Q08	2Q08	3Q08
Revenues
Principal transactions	$(5,761)	$(12,596)	$(2,418)	$(4,083)	$(6,573)
Commissions
Listed and over-the-counter securities	1,279	1,294	1,319	1,221	1,220
Mutual funds	522	570	532	539	459
Other	59	60	38	51	66
Total	1,860	1,924	1,889	1,811	1,745
Managed accounts and other fee-based revenues
Portfolio service fees	904	902	892	852	857
Asset management fees	150	179	206	198	196
Account fees	117	120	117	116	115
Other fees	221	239	240	233	227
Total	1,392	1,440	1,455	1,399	1,395
Investment banking
Underwriting	895	717	543	841	490
Strategic advisory	382	550	374	317	355
Total	1,277	1,267	917	1,158	845
Earnings from equity method investments	412	531	431	111	4,401
Other (1)	(1,114)	(2,304)	(1,449)	(1,875)	(2,986)
Subtotal	(1,934)	(9,738)	825	(1,479)	(1,173)
Interest and dividend revenues	15,636	14,170	11,861	7,535	9,019
Less interest expense	13,322	12,624	9,752	8,172	7,830
Net interest profit	2,314	1,546	2,109	(637)	1,189

Revenues, net of interest expense	380	(8,192)	2,934	(2,116)	16

Non-Interest Expenses
Compensation and benefits	1,979	4,339	4,196	3,491	3,483
Communications and technology	499	597	555	566	546
Brokerage, clearing, and exchange fees	364	395	387	370	348
Occupancy and related depreciation	295	306	309	328	314
Professional fees	245	311	242	263	242
Advertising and market development	181	249	176	166	159
Office supplies and postage	54	64	57	55	48
Other	401	467	313	311	588
Payment related to common stock offering	-	-	-	-	2,500
Restructuring charge	-	-	-	445	39
Total Non-Interest Expenses	4,018	6,728	6,235	5,995	8,267

Pre-tax loss from continuing operations	(3,638)	(14,920)	(3,301)	(8,111)	(8,251)
Income tax benefit	(1,258)	(4,623)	(1,332)	(3,477)	(3,131)

Net loss from continuing operations	(2,380)	(10,297)	(1,969)	(4,634)	(5,120)

Discontinued operations:
Pre-tax earnings/(loss) from discontinued operations	211	795	(25)	(32)	(53)
Income tax expense/(benefit)	72	331	(32)	(12)	(21)
Net earnings/(loss) from discontinued operations	139	464	7	(20)	(32)

Net loss	$(2,241)	$(9,833)	$(1,962)	$(4,654)	$(5,152)

Per Common Share Data
	3Q07	4Q07	1Q08	2Q08	3Q08

Loss from continuing operations - Basic	$(2.99)	$(12.57)	$(2.20)	$(4.95)	$(5.56)
Loss from continuing operations - Diluted	(2.99)	(12.57)	(2.20)	(4.95)	(5.56)
Dividends paid	0.35	0.35	0.35	0.35	0.35
Book value	39.60	29.34	25.93	21.43	18.59 est.
Adjusted book value (2)	N/M	N/M	28.93	24.94	18.90 est.

N/M = Not Meaningful
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.
(1) Includes gains and losses on investment securities, private equity investments, loans and other miscellaneous items.
(2) Adjusted book value per common share is calculated by dividing: common stockholders' equity after giving effect for conversion of convertible preferred on an "if-converted" basis by common shares outstanding adjusted for such conversion.

Merrill Lynch & Co., Inc.					Attachment V

Supplemental Data (unaudited)				(dollars in billions)

		3Q07	4Q07	1Q08	2Q08	3Q08
	Client Assets
	U.S.	$1,601	$1,586	$1,479	$1,447	$1,333
	Non - U.S.	161	165	158	158	142
	Total Client Assets	1,762	1,751	1,637	1,605	1,475

	Assets in Annuitized-Revenue Products	691	655	607	630	580

	Net New Money (1) (2)
	All Client Accounts	$26	$30	$6	$(5)	$(3)

	Annuitized-Revenue Products (3)	10	-	11	8	2

	Balance Sheet Information: (4)
	Short-term Borrowings	$27.1	$24.9	$21.6	$19.1	$25.7
	Deposits	95.0	104.0	104.8	100.5	90.0
	Long-term Borrowings	264.9	261.0	259.5	270.4	227.3
	Junior Subordinated Notes (related to trust preferred securities)	5.2	5.2	5.2	5.2	5.2

	Stockholders' Equity: (4)
	Preferred Stockholders' Equity	4.8	4.4	11.0	13.7	8.6
	Common Stockholders' Equity	33.8	27.5	25.5	21.1	29.8
	Total Stockholders' Equity	38.6	31.9	36.5	34.8	38.4

	Full-Time Employees (5)	64,200	64,200	63,100	60,000	60,900

	Financial Advisors	16,610	16,740	16,660	16,690	16,850

Common shares outstanding (in millions):
	Weighted-average - basic	821.6	825.0	974.1	984.1	1,339.0
	Weighted-average - diluted	821.6	825.0	974.1	984.1	1,339.0
	Period-end	855.4	939.1	985.1	985.4	1,600.1

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)

Net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.

(2)	Net new money has been restated to include net inflows of assets which are not held in custody but generate fee revenue.

(3)	Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.

(4)	Balance Sheet Information and Stockholders' Equity are estimated for 3Q08.

(5)	Excludes 400 full-time employees on salary continuation severance at the end of 3Q07, 700 at the end of 4Q07, 900 at the end of 1Q08, 2,800 at the end of 2Q08 and 300 at the end of 3Q08.

Merrill Lynch & Co., Inc.		Attachment VI

(Unaudited)	(dollars in billions)

U.S. Super Senior ABS CDO Exposure	Long	Short	Net
June 27, 2008 (As Reported In Earnings Release Dated 7/17/08)	$19.9	$(15.6)	$4.3
Sale of CDOs:
Sale Price of CDOs (1)	(6.7)	--	(6.7)
Loss on CDOs	(4.4)	--	(4.4)
Total Reduction in Exposure from Sale	(11.1)	--	(11.1)

Tear-up of XL Hedges (2)	--	1.2	1.2
Settlement of Monoline Hedges on Long Position Sold (3)	--	7.2	7.2
Total Increase in Exposure from Tear-ups	--	8.4	8.4

Total Exposure (As Reported in Press Release Dated 7/28/08)	$8.8	$(7.2)	$1.6

3Q Exposure Changes:
Gains / (Losses)	$(1.9)	$1.6	$(0.3)
Liquidations / Amortization	(0.5)	0.3	(0.2)
September 26, 2008	$6.4	$(5.3)	$1.1

As reported in Merrill Lynch's earnings release dated July 17, 2008, secondary trading exposure was $227 million for 2Q08.
As of 3Q08, exposure is $(273) million. Exposure change was driven by liquidations, unwinds, and gains / (losses) recognized.

(1) Merrill Lynch provided financing to the purchaser for approximately 75% of the purchase price. The recourse on this loan is limited to the assets of the purchaser, which will consist solely of the CDOs.

(2) Merrill Lynch terminated all of its CDO-related hedges with XL, which had a June 27, 2008 carrying value of $1,029 million in exchange for an upfront payment of $500 million. This termination resulted in a net loss of approximately $529 million.

(3) This includes both settled and potentially settled monoline hedges.

Credit Default Swaps with Financial Guarantors on U.S. Super Senior ABS CDOs	Notional of CDS	Net Exposure	Mark-to- Market Prior to Credit Valuation Adjustments	Life-to-Date Credit Valuation Adjustments	Carrying Value
June 27, 2008 (As Reported In Earnings Release Dated 7/17/08)	$(18.7)	$(9.6)	$9.1	$(6.2)	$2.9
Tear-up of XL Hedges (1)	3.7	1.2	(2.5)	1.5	(1.0)
Settlement of Monoline Hedges on Long Position Sold (2)	12.1	7.2	(4.9)	4.1	(0.8)
Total (As Reported in Press Release Dated 7/28/08)	$(2.9)	$(1.2)	$1.7	$(0.6)	$1.1
3Q Activity	0.0	0.3	0.3	(0.0)	0.3
September 26, 2008	$(2.9)	$(0.9)	$2.0	$(0.6)	$1.4

(1) Merrill Lynch terminated all of its CDO-related hedges with XL, which had a June 27, 2008 carrying value of $1,029 million in exchange for an upfront payment of $500 million. This termination resulted in a net loss of approximately $529 million.

(2) This includes both settled and potentially settled monoline hedges.

Merrill Lynch & Co., Inc.					Attachment VII

(Unaudited)		(dollars in millions)

		Net exposures as of Jun. 27, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Sep. 26, 2008	Net exposures inclusive of planned sales	3Q08 vs. 2Q08 Percent Inc/(Dec)	3Q08 vs. 2Q08 Percent Inc/(Dec) inclusive of planned sales
Residential Mortgage-Related (excluding U.S. Banks investment securities portfolio):

	U.S. Prime (2)	$33,718	$(123)	$1,042	$34,637	$34,637	3%	3%

	Other Residential:
	U.S. Sub-prime	1,012	(392)	(325)	295	295	(71)%	(71)%
	U.S. Alt-A	1,542	(492)	(1,025)	25	25	(98)%	(98)%
	Non-U.S.	7,448	(1,282)	(1,522)	4,644	3,250	(38)%	(56)%
	Total Other Residential (3)	$10,002	$(2,166)	$(2,872)	$4,964	$3,570	(50)%	(64)%

(1)	Represents U.S. Prime originations, sales, foreign exchange revaluations, hedges, paydowns, changes in loan commitments and related funding.
(2)	As of September 26, 2008, net exposures include approximately $31 billion of prime loans originated with GWM clients (of which $14.5 billion were originated by First Republic Bank).
(3)	Includes warehouse lending, whole loans and residential mortgage-backed securities.

	Net exposures as of Jun. 27, 2008	Net gains/(losses) reported in income (2)	Unrealized gains/(losses) included in OCI (pre-tax) (3)	Other net changes in net exposures (4)	Net exposures as of Sep. 26, 2008	Percent Inc/(Dec)
U.S. Banks Investment Securities Portfolio:
Sub-prime residential mortgage-backed securities	$2,901	$(116)	$24	$(107)	$2,702	(7)%
Alt-A residential mortgage-backed securities	4,338	(622)	(135)	(83)	3,498	(19)%
Commercial mortgage-backed securities	5,376	6	(370)	28	5,040	(6)%
Prime residential mortgage-backed securities	3,114	(82)	(152)	(371)	2,509	(19)%
Non-residential asset-backed securities	831	(8)	(40)	(60)	723	(13)%
Non-residential CDOs	745	(30)	(181)	(48)	486	(35)%
Agency residential asset-backed securities	505	-	-	(13)	492	(3)%
Other	226	-	(28)	9	207	(8)%
Total (1)	$18,036	$(852)	$(882)	$(645)	$15,657	(13)%

(1) The September 26, 2008 net exposures include investment securities of approximately $140 million recorded in a non-U.S. Banks legal entity.
(2) Primarily represents losses on certain securities deemed to be other-than-temporarily impaired.
(3) The cumulative, pre-tax balance in OCI related to this portfolio was approximately negative $5.5 billion as of September 26, 2008.
(4) Primarily represents principal paydowns and sales.

	Net exposures as of Jun. 27, 2008	Net gains/(losses) reported in income	Other net changes in net exposures (1)	Net exposures as of Sep. 26, 2008	Net exposures inclusive of planned sales	3Q08 vs. 2Q08 Percent Inc/(Dec)	3Q08 vs. 2Q08 Percent Inc/(Dec) inclusive of planned sales
Commercial Real Estate:
Whole Loans/Conduits	$7,872	$(838)	$(906)	$6,128	$4,525	(22)%	(43)%
Securities and Derivatives	575	(10)	(10)	555	555	(3)%	(3)%
Real Estate Investments (2)	6,454	(6)	(312)	6,136	6,136	(5)%	(5)%
Total Commercial Real Estate, excluding First Republic Bank	$14,901	$(854)	$(1,228)	$12,819	$11,216	(14)%	(25)%

First Republic Bank	$2,670	$22	$241	$2,933	$2,933	10%	10%

(1) Primarily represents sales, paydowns and foreign exchange revaluations.

(2) The Company makes equity and debt investments in entities whose underlying assets are real estate. The Company consolidates those entities in which we are the primary beneficiary in accordance with FIN No. 46-R, Consolidation of Variable Interest Entities (revised December 2003)—an interpretation of ARB No. 51.

The Company does not consider itself to have economic exposure to the total underlying assets in those entities. The amounts presented are the Company’s net investment and therefore exclude the amounts that have been consolidated but for which the Company does not consider itself to have economic exposure.

Merrill Lynch & Co., Inc.					Attachment VIII

Revenue Reconciliation (Non-GAAP Measures)
(dollars in millions)

The following table provides the calculation of Merrill Lynch's net revenues excluding certain adjustments. While these amounts are considered non-GAAP measures, management believes that it is relevant in assessing the quality of our financial performance, identifying trends in our results and providing more meaningful period-to-period comparisons.

	For the Three Months Ended			Percent Inc / (Dec)		For the Nine Months Ended
	Sep. 26,	Jun. 27,	Sep. 28,	3Q08 vs.	3Q08 vs.	Sep. 26,	Sep. 28,	Percent
	2008	2008	2007	2Q08	3Q07	2008	2007	Inc/(Dec)
GMI:
FICC
GAAP revenues, net of interest expense	$(9,943)	$(8,068)	$(5,764)			$(21,389)	$(718)
Net losses / (gains) as follows:
U.S. ABS CDOs	4,836	3,492	6,855			9,800	6,956
Leveraged finance commitments write-downs	546	348	463			1,821	463
Residential mortgage-related exposures	2,289	1,255	1,027			4,326	1,646
U.S. Banks investment securities portfolio	852	1,673	143			2,946	101
Commercial real estate	832	15	-			794	(695)
Other (1)	2,051	-	-			2,051	-
Total net losses	11,406	6,783	8,488			21,738	8,471

Credit valuation adjustments ("CVA") related to
hedges with financial guarantors (2)	1,302	2,888	-			7,221	-

Net effect due to change in Merrill Lynch credit
spreads on certain long-term debt liabilities	(1,969)	(98)	(420)			(3,446)	(405)

Adjusted revenues, net of interest expense	796	1,505	2,304	(47)%	(65)%	4,124	7,348	(44)%

Equity Markets
GAAP revenues, net of interest expense	6,030	1,727	1,581			9,640	6,115
Net losses / (gains) as follows:
Bloomberg sale	(4,296)	-	-			(4,296)	-
Other	47	-	-			47	-
Total net losses / (gains)	(4,249)	-	-			(4,249)	-

CVA related to hedges with financial guarantors	-	-	-			-	-
Net effect of Merrill Lynch credit spreads	(830)	-	(174)			(1,525)	(208)
Adjusted revenues, net of interest expense	951	1,727	1,407	(45)%	(32)%	3,866	5,907	(35)%

Investment Banking
GAAP revenues, net of interest expense	750	1,022	1,005			2,577	3,768
Net losses / (gains)	-	-	-			-	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Net effect of Merrill Lynch credit spreads	-	-	-			-	-
Adjusted revenues, net of interest expense	750	1,022	1,005	(27)%	(25)%	2,577	3,768	(32)%

Total GMI
GAAP revenues, net of interest expense	(3,163)	(5,319)	(3,178)			(9,172)	9,165
Net losses / (gains)	7,157	6,783	8,488			17,489	8,471
CVA related to hedges with financial guarantors (2)	1,302	2,888	-			7,221	-
Net effect of Merrill Lynch credit spreads	(2,799)	(98)	(594)			(4,971)	(613)
Adjusted revenues, net of interest expense	2,497	4,254	4,716	(41)%	(47)%	10,567	17,023	(38)%

GWM
GAAP revenues, net of interest expense	3,235	3,359	3,538			10,193	10,426
Net losses / (gains)	-	-	-			-	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Net effect of Merrill Lynch credit spreads	(44)	7	(15)			(66)	(15)
Adjusted revenues, net of interest expense	3,191	3,366	3,523	(5)%	(9)%	10,127	10,411	(3)%

Corporate
GAAP revenues, net of interest expense	(56)	(156)	20			(187)	(149)
Other net losses / (gains)	66	-	-			66	-
CVA related to hedges with financial guarantors	-	-	-			-	-
Net effect of Merrill Lynch credit spreads	-	-	-			-	-
Adjusted revenues, net of interest expense	10	(156)	20	N/M	N/M	(121)	(149)	N/M

Total
GAAP revenues, net of interest expense	16	(2,116)	380			834	19,442
Net losses / (gains)	7,223	6,783	8,488			17,555	8,471
CVA related to hedges with financial guarantors (2)	1,302	2,888	-			7,221	-
Net effect of Merrill Lynch credit spreads	(2,843)	(91)	(609)			(5,037)	(628)
Adjusted revenues, net of interest expense	$5,698	$7,464	$8,259	(24)%	(31)%	$20,573	$27,285	(25)%

N/M = Not Meaningful
(1) Primarily related to the default and spread movements of certain government sponsored entities and major U.S. broker-dealers.
(2) The CVA related to hedges with financial guarantors for the third quarter of 2008 is primarily related to the termination and potential settlement of monoline hedges.

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